EXHIBIT 10.31


                               FOUR STAMFORD PLAZA

                           STANDARD FORM OFFICE LEASE

                                     BETWEEN

                        ZML - FOUR STAMFORD PLAZA LIMITED
              PARTNERSHIP ("LANDLORD"), by its agent, Equity Office
             Holdings, L.L.C., a Delaware limited liability company

                                       AND

           CHARTWELL RE CORPORATION, a Delaware corporation ("TENANT")

                                TABLE OF CONTENTS

I.        Basic Lease Information; Definitions................................1
II.       Lease Grant.........................................................3
III.      Possession..........................................................4
IV.       Rent................................................................4
V.        Use................................................................12
VI.       Security Deposit...................................................13
VII.      Services to be Furnished by Landlord...............................13
VIII.     Leasehold Improvements.............................................15
IX.       Graphics...........................................................16
X.        Repairs and Alterations............................................16
XI.       Use of Electrical Services by Tenant...............................18
XII.      Entry by Landlord..................................................18
XIII.     Assignment and Subletting..........................................19
XIV.      Liens..............................................................22
XV.       Indemnity and Waiver of Claims.....................................22
XVI.      Tenant's Insurance.................................................23
XVII.     Subrogation........................................................25
XVIII.    Landlord's Insurance...............................................25
XIX.      Casualty Damage....................................................25
XX.       Demolition.........................................................28
XXI.      Condemnation.......................................................28
XXII.     Events of Default..................................................28
XXIII.    Remedies...........................................................30
XXIV.     LIMITATION OF LIABILITY............................................31
XXV.      No Waiver..........................................................32
XXVI.     Event of Bankruptcy................................................32
XXVII.    Waiver of Jury Trial...............................................33
XXVII.    Relocation.........................................................33
XXIX.     Holding Over.......................................................33
XXX.      Subordination to Mortgages; Estoppel Certificate...................34
XXXI.     Attorneys' Fees....................................................35
XXXII.    Notice.............................................................35
XXXIII.   Landlord's Lien....................................................35
XXXIV.    Excepted Rights....................................................35
XXXV.     Surrender of Premises..............................................36
XXXVI.    Miscellaneous......................................................36
XXXVII.   Entire Agreement...................................................39

                             OFFICE LEASE AGREEMENT

This Office Lease Agreement (the "Lease") is made and entered into as of the 29th day of March, 1996, by and between ZML - Four Stamford Plaza Limited Partnership, an Illinois Limited Partnership ("Landlord") by its agent, Equity Office Holdings, L.L.C., a Delaware limited liability company, and Chartwell Re Corporation, a Delaware Corporation ("Tenant").

I. Basic Lease Information; Definitions.

A. The following are some of the basic lease information and defined terms used in this Lease.

1. "Additional Base Rental" shall mean Tenant's Pro Rata Share of Basic Costs and any other sums (exclusive of Base Rental) that are required to be paid by Tenant to Landlord hereunder, which sums are deemed to be additional rent under this Lease. Additional Base Rental and Base Rental are sometimes collectively referred to herein as "Rent."

2. "Base Rental" shall mean the sum of thirteen million nine hundred eighty-two thousand four hundred sixty and 00/100 dollars ($13,982,460.00), payable by Tenant to Landlord in one hundred twenty (120) monthly installments as follows:

a. twelve (12) equal installments of eighty-five thousand seven hundred forty-one and 50/100 dollars ($85,741.50), each payable on or before the first day of each month during the period beginning August 1, 1996 and ending July 31, 1997, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant.

b. twelve (12) equal installments of ninety-two thousand three hundred thirty-seven and 00/100 dollars ($92,337.00), each payable on or before the first day of each month during the period beginning August 1, 1997 and ending July 31, 1998.

c. twelve (12) equal installments of ninety-six thousand seven hundred thirty-four and 00/100 dollars ($96,734.00), each payable on or before the first day of each month during the period beginning August 1, 1998 and ending July 31, 1999.

d. twelve (12) equal installments of one hundred one thousand one hundred thirty-one and 00/100 dollars ($101,131.00), each payable on or before the first day of each month during the period beginning August 1, 1999 and ending July 31,2000.

e. twelve (12) equal installments of one hundred twelve thousand one hundred twenty-three and 50/100 dollars ($112,123.50), each payable on or before the first day of each month during the period beginning August 1, 2000 and ending July 31, 2001.

f. twelve (12) equal installments of one hundred eighteen thousand seven hundred nineteen and 00/100 dollars ($118,719.00), each payable on or before the first day of each month during the period beginning August 1, 2001 and ending July 31, 2002.

g. twelve (12) equal installments of one hundred twenty-three thousand one hundred sixteen and 00/100 dollars ($123,116.00), each payable on or before the first day of each month during the period beginning August 1, 2002 and ending July 31, 2003.

h. twelve (12) equal installments of one hundred thirty-six thousand three hundred seven and 00/100 dollars ($136,307.00), each payable on or before the first day of each month during the period beginning August 1, 2003 and ending July 31, 2004.

i. twelve (12) equal installments of one hundred forty-five thousand one hundred one and 00/100 dollars ($145,101.00), each payable on or before the first day of each month during the period beginning August 1, 2004 and ending July 31, 2005.

j. twelve (12) equal installments of one hundred, fifty-three thousand eight hundred ninety-five and 00/100 dollars ($153,895.00), each payable on or
     before the first day of each  month  during  the   period  beginning August
     1, 2005 and ending July 31, 2006.

3. "Building" shall mean the office building located at 107 Elm Street, Stamford, Connecticut 06902, commonly known as Four Stamford Plaza.

4. The "Lease Term" shall mean a period of ten (10) years commencing on August 1, 1996, (the "Commencement Date") and, unless sooner terminated as provided herein, ending on July 31, 2006 (the "Termination Date").

5. "Premises" shall mean the area located on the floors which are numbered as the fourteenth (14th) and fifteenth (15th) floors of the Building (being the two (2) uppermost or highest floors of the Building), as outlined on Exhibits A and A-1 attached hereto and incorporated herein and known as Suites #1400 and 1500. Landlord and Tenant hereby stipulate and agree that the "Rentable Area of the Premises" shall mean 52,764 square feet and the "Rentable Area of the Building" shall mean 253,513 square feet.

6.   "Permitted Use" shall mean general office purposes

7.   "Security Deposit" shall mean $0.

8. "Tenant's Pro Rata Share' shall mean twenty and eighty-one one hundredths percent (20.61%), which is the quotient (expressed as a percentage), derived by dividing the Rentable Area of the Premises by the Rentable Area of the Building.

9.   "Guarantor(s)" - None.

10. "Notice Addresses" shall mean the following addresses for Tenant and Landlord, respectively:

     Tenant:

     On and after the Commencement Date, notices shall be sent to Tenant at the Premises. Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

     300 Atlantic Street
     Suite 400
     Stamford, CT 06901
     Attention: Thomas M. Daly/Kathleen M. Carroll, Esq.

     Landlord:

     Equity Office Properties, L.L.C.
     Two Stamford Plaza
     281 Tresser Boulevard
     Stamford, Connecticut 06901
     Attention: Building Manager

     With a copy to:

     Equity Office Holdings, L.L.C.
     Two North Riverside Plaza
     Suite 2200
     Chicago, Illinois 60606
     Attention: General Counsel

     Payments of Rent only shall be made payable to the order of ZML-Four Stamford Plaza Limited Partnership at the following address:

         Equity Office Properties, L.L.C.
         Two Stamford Plaza
         281 Tresser Boulevard
         Stamford, Connecticut 06901
         Attention: Building Manager

B. The following are additional definitions of some of the defined terms used in the Lease.

1.   "Base Year" shall mean the 1996 calendar year.

2.   "Basic Costs" as defined in Article IV hereof.

3.   "Broker" means Rostenberg - Doern Company, Inc.

4. "Building Standard" shall mean the type, grade, brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building.

5. "Business Day(s)" shall mean Mondays through Fridays exclusive of the normal business holidays ("Holidays") of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Landlord, from time to time during the Lease Term, shall have the right to designate additional Holidays, provided that such additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

6. "Common Areas" shall mean those areas provided for the common use or benefit of all tenants generally and/or the public, such as corridors, elevator foyers, common malt rooms, restrooms, vending areas, lobby areas (whether at ground level or otherwise), other similar facilities and those portions of the Property that Landlord, from time to time, makes available to the tenants of the Building in general.

7.   Intentionally Omitted.

8. "Maximum Rate" shall mean the greatest per annum rate of interest permitted from time to time under applicable law.

9. "Normal Business Hours" for the Building shall mean 8:00 a.m. to 6:00 p.m. Mondays through Fridays, exclusive of Holidays. In the event that, at any time during the Term of this Lease, Landlord modifies its Normal Business Hours to include any additional weekday or weekend hours, Tenant shall also be entitled to the benefit of such additional hours. Until such time, however, the cost of furnishing HVAC service to any leased premises in the Building at times other than Normal Business Hours (as currently defined) shall not be included within Basic Costs.

1O. "Prime Rate" shall mean the per annum interest rate publicly announced by The First National Bank of Chicago or any successor thereof from time to time (whether or not charged in each instance) as its prime or base rate in Chicago, Illinois.

11. "Property"shall mean the Garage (hereinafter defined), the Building and the parcel(s) of land on which it is located and all other improvements located on such parcel(s) of land that serve the Building and the tenants thereof.

12. "Garage" shall mean the motor-vehicle parking areas located on floors three (3), two (2), one (1) and the Iower-level of the Building.

II.  Lease Grant.

         Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the right, in common with others, to use the Common Areas.

III. Possession.

A. Upon the full and final execution of this Lease by Landlord and Tenant, Tenant shall have the right to occupy the Premises for the performance of the Initial Alterations (as defined in Exhibit C). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Article X.B. of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations and the contractors to be retained by Tenant to perform such Initial Alterations. Landlord agrees to act reasonably in connection with its approval of any contractor proposed by Tenant, provided that in no event shall Landlord be required to grant its approval to any contractor that is not licensed, is not capable of being bonded for the amount of the Initial Alterations or does not maintain insurance of the types and amounts required by this Lease, Tenant's occupancy of the Premises for the period prior to the Commencement Date shall be subject to all of the terms and conditions of the Lease, provided that Tenant shall not be required to pay Base Rental or Additional Base Rental with respect to the period of time prior to the Commencement Date. Notwithstanding the foregoing, if Tenant begins to conduct its business in the Premises prior to the Commencement Date, Tenant shall pay Base Rental to Landlord for the period beginning on the date Tenant first begins to conduct its business and ending on the day prior to the Commencement Date at the rate of eighty-five thousand seven hundred forty-one and 50/100 dollars per month, pro rated for any partial months.

B. Tenant hereby accepts the Premises in its as-is condition and configuration, except as provided in this Lease, including Exhibit C, with no representation or warranty by Landlord as to the condition of the Premises or the Building or suitability thereof for Tenant's use, except as provided in this Lease.

C. Landlord shall deliver exclusive possession of the entire Premises to Tenant, free from all tenancies and occupancies (except under this Lease) upon the date of the full execution of this Lease. Notwithstanding anything to the contrary set forth herein, in the event Landlord is unable for any reason to deliver exclusive possession of the Premises to Tenant, free from all tenancies and occupancies, within thirty (30) days after the full and final execution of this Lease, Tenant, prior to the date Landlord provides Tenant with exclusive possession of the Premises, may elect to terminate this Lease effective upon the delivery of written notice thereof to Landlord. In the event Tenant terminates this Lease, Landlord shall return all prepaid Rent to Tenant and Tenant shall return any Work Allowance of other sums paid by Landlord to Tenant. Thereafter, the parties hereto shall have no further obligations hereunder. In addition, the assignment of the 300 Atlantic Lease to Landlord shall immediately become null and void.

IV. Rent.

A. During each calendar year subsequent to the Base Year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder the sum of (1) Tenant's Pro Rata Share of the amount, if any, by which Taxes (hereinafter defined) for the applicable calendar year exceed Taxes for the Base Year plus (2) Tenant's Pro Rata Share of the amount, if any, by which Expenses (hereinafter defined) for the applicable calendar year exceed Expenses for the Base Year. For purposes hereof, "Expenses" shall mean all Basic Costs with the exception of Taxes. Tenant's Pro Rata Share of increases in Taxes and Tenant's Pro Rata Share of increases in Expenses shall be computed separate and independent of each other prior to being added together to determine the "Excess." In the event that Taxes and/or Expenses, as the case may be, in any calendar year decrease below the amount of Taxes or Expenses for the Base Year, Tenant's Pro Rata Share of Taxes and/or Expenses, as the case may be, for such calendar year shall be deemed to be $0, it being understood that Tenant shall not be entitled to any credit or offset if Taxes and/or Expenses decrease below the corresponding amount for the Base Year. Prior to January 1 of each calendar year after the Base Year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of the Excess for the applicable calendar year and Tenant's Pro Rata Share thereof. Landlord agrees to use good faith efforts to provide Tenant with such estimate by no later than April 30th of the applicable calendar year. On or before the first day of each month during such calendar year, Tenant shall pay to Landlord, as Additional Base Rental, a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Excess. Landlord shall have the one time right during each calendar year during the Lease Term to revise the estimate of Basic Costs and the Excess for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. Each revised estimate shall be accompanied by an explanation of the differences between the initial estimate and revised estimate, including the particular line items of expense that are in addition to or of a materially different amount than those assumed in the preparation of the initial estimate. If Landlord does not provide Tenant with an estimate of the Basic Costs and the Excess by January 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous years estimate until such time as Landlord provides Tenant with an estimate of Basic Costs and the Excess for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month during the current year with respect to which Tenant paid monthly installments of Additional Base Rental based on the previous year's estimate. Tenant shall pay Landlord for any underpayment within thirty (30) days after demand. Any overpayment shall be credited against the installment of Base Rental and Additional Base Rental due for the month immediately following the furnishing of such estimate. If the amount of such overpayment cannot be fully credited against the immediately following installment of Base Rental and Additional Base Rental, any uncredited amount shall be promptly refunded to Tenant. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to the immediately following paragraph when actual Basic Costs are determined for such calendar year.

As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs and the actual Excess for the previous calendar year. Landlord agrees to use good faith efforts to provide Tenant with such estimate by no later than April 30th of the applicable calendar year. If the estimated Excess actually paid by Tenant for the prior year is in excess of Tenant's actual Pro Rata Share of the Excess for such prior year, then Landlord shall apply such overpayment against Base Rental and Additional Base Rental due for the month immediately following the furnishing of such statement, provided if the Lease Term expires prior to the determination of such overpayment, Landlord shall refund such overpayment to Tenant after first deducting the amount of any Rent due hereunder. In addition, If the amount of such overpayment cannot be fully credited against the immediately following installment of Base Rental and Additional Base Rental, any uncredited amount shall be promptly refunded to Tenant. Likewise, Tenant shall pay to Landlord, within thirty (30) days after demand, any underpayment with respect to the prior year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment, it being understood that this clause shall survive the expiration of the Lease.

B. Basic Costs shall mean Taxes and all other costs and expenses that are reasonably paid or incurred in each calendar year in connection with operating, maintaining, repairing and managing the Building and the Property, including, but not limited to, the following:

1. All labor costs for all persons performing services required or utilized in connection with the operation (excluding leasing functions), repair, replacement and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workers' compensation insurance, uniforms, training, disability benefits, pensions, hospitalization, retirement plans, group insurance or any other similar or like expenses or benefits.

2. All management fees, the cost of maintaining at management office at the Building, accounting services, legal fees not attributable to leasing and collection activity, and all other reasonable administrative costs relating to the Building and the Property. Notwithstanding the foregoing, the cost of "maintaining a management office" shall not include the initial cost of equipment necessary to operate such management office (e.g. computers, fax machines, etc.), it being agreed that only the cost of replacing existing equipment may be included in Basic Costs. If management services are not provided by a third party, Landlord shall be entitled to a management fee comparable to that due and payable to third parties provided Landlord or management companies owned by, or management divisions of, Landlord perform actual management services of a comparable nature and type as normally would be performed by third parties.

3. All rental and/or purchase costs of materials, supplies, tools and equipment used in the operation, repair, non-capital replacement and maintenance and the control of access to the Building and the Property.

4. All amounts charged to Landlord by contractors and/or suppliers for services, non-capital replacement parts, components, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, non-capital replacement of and control of access to any part of the Building, or the Property generally, including the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems and equipment.

5. All premiums and deductibles paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by landlords of comparable office buildings or required to be carried by Landlord's Mortgagee. Notwithstanding the foregoing, if the cost of earthquake and/or rental loss insurance is not included within the Base Year, the cost of earthquake and/or rental insurance shall not be included in any subsequent years.

6. Charges for all utilities that are (i) provided to the Common Areas, (ii) used in connection with the operation of the Building systems, including but not limited to, the HVAC, security and fire/life safety systems, or (iii) used in connection with any services provided in general to the tenants of the Building, but excluding those charges for which Landlord is otherwise reimbursed by tenants (other than through Basic Costs).

7. "Taxes," which for purposes hereof, shall mean: (a) all real estate taxes and assessments on the Property, the Building or the Premises, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (b) all personal property taxes for the Building's personal property used in the operation of the Building, (c) all taxes imposed on services that Landlord is required to provide under the terms of this Lease, and (d) all reasonable costs and fees incurred in connection with seeking reductions in or refunds in Taxes including, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Building. For the purpose of determining real estate taxes and assessments for any given calendar year, the amount to be included in Taxes for such year shall be as follows: (1) with respect to any special assessment that is payable in installments Landlord shall elect to pay the same in the maximum number of permissible installments and Taxes for such year shall include the amount of the installment (and any interest) due and payable during such year; and (2) with respect to all other real estate taxes, Taxes for such year shall include the amount due and payable for such year. If a reduction in Taxes is obtained for any year of the Lease Term during which Tenant paid its Pre Rata Share of Basic Costs, then Basic Costs for such year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on such adjustment. If the amount of such credit cannot be fully credited against the immediately following installment of Base Rental and Additional Base Rental, any uncredited amount shall be promptly refunded to Tenant. Likewise, if a reduction is subsequently obtained for Basic Costs for the Base Year (if Tenant's Pro Rata Share is based upon increases in Basic Costs over a Base Year), Basic Costs for the Base Year shall be restated and the Excess for all subsequent years recomputed. Tenant shall pay to Landlord Tenant's Pro Rata Share of any such increase in the Excess within thirty (30) days after Tenant's receipt of a statement therefor from Landlord. Notwithstanding anything herein to the contrary, the term "Taxes" shall not mean or include, (i) municipal, state or federal income taxes assessed against Landlord; municipal, state or federal estate, succession, corporate, inheritance or transfer taxes of Landlord; or corporation franchise taxes imposed upon any corporate owner of the Building;
(ii) taxes for which Landlord is reimbursed by Tenant or by other tenants of the Building (except through clauses similar to this clause); and (iii) any interest or penalties which may become due by reason of the failure to pay any taxes when the same are due and payable. Upon written request by Tenant, Landlord shall allow Tenant to review and copy the City's Assessor's report or reports showing the assessment for the Building and the Property and the report or reports showing any increased assessments therefor and all applicable tax bills, or such other evidence coming from the City's Assessor's and/or Tax Collector's office which will show the assessments and amount of Tax payable by Landlord. Taxes for the Base Year and each subsequent Lease Year shall be calculated based upon a fully assessed building.

8. All landscape expenses and costs of maintaining, repairing and striping of the parking areas of the Property and Garage. In the event that the parking area and Garage service building(s) other than the Building, than only a pro rata share of these expenses may be included in Basic Costs which reflects the percentage of total usage that is attributable to the Building and its occupants, employees and visitors. Further, all costs of maintaining and repairing the parking area and Garage included in Basic Costs shall be net of all parking revenue generated by the operation of the Garage, including but not limited to parking revenue from tenants of the Building. All costs and expenses incurred in resurfacing of the parking area and Garage shall be deemed to be of a capital nature, and amortized over the useful life of the resurfacing.

9. Cost of all maintenance service agreements, including those for equipment, alarm service, window cleaning, drapery or venetian blind cleaning, janitorial services, pest control, uniform supply, plant maintenance, landscaping, and any parking equipment.

10. Cost of all other repairs, and general maintenance of the Property and Building neither specified above nor directly billed to tenants.

11. The amortized cost of capital improvements made to the Building or the Property which are: (a) primarily for the purpose of reducing operating expense costs or otherwise improving the operating efficiency of the Property or Building; or (b) required to comply with any laws, rules or regulations of any governmental authority or a requirement of Landlord's insurance carrier, (c) performed for the purpose of upgrading the then existing security system of the Building so as to maintain such system at a level that is at comparable to other first class office buildings in Stamford, Connecticut. The cost of such capital improvements shall be amortized over a period of ten (10) years and shall, at Landlord's option, include interest at a rate that is reasonably equivalent to the interest rate that Landlord would be required to pay to finance the cost of the .capital improvement in question as of the date such capital improvement is performed, provided if the "payback period" for any capital improvement is less than ten (10) years, Landlord may amortize the cost of such capital improvement over the payback period. For purposes hereof, the term "payback period" shall mean the period of time that it takes for the cost savings resulting from any capital improvement to equal to cost of such capital improvement, including any actual or imputed interest that is included in Basic Costs with respect to such capital improvement. Notwithstanding the foregoing, the portion of the annual amortized costs to be included in Basic Costs in any calendar year with respect to a capital improvement which is intended to reduce expenses or improve the operating efficiency of the Property or Building shall equal the lesser of: a) such annual amortized costs; and b) the projected annual amortized reduction in expenses for that portion of the amortization period of the capital improvement which falls within the Lease Term (based on the total cost savings for such period, as reasonably estimated by Landlord).

Except as set forth above in section IV.B.11 and as distinguished from replacement parts or components purchased and installed in the ordinary course, Basic Costs shall not include the cost of capital improvements, whether in the nature of replacements, repairs, improvements, alterations or additions. Basic Costs shall also exclude depreciation, interest (except as provided above with respect to the amortization of capital improvements under IV.B.11.), lease commissions, and principal payments on mortgage and other non-operating debts of Landlord. In addition, the following costs, expenses and items shall also be deemed to be excluded from the calculation of Expenses:

a) amortization and depreciation of Landlord's acquisition cost, development expenses and construction costs for the Building and, except as provided in IV.B.11 above, all future capital additions or improvements thereto;

b) except as provided in IV.B.11 above, interest and principal payments on any debt of Landlord or debt which is secured with a lien on the Building, including late fees, default interest and other costs charged to Landlord with respect to such indebtedness;

c) the cost of tenant installations and decorations incurred in connection with preparing, altering or improving space for any tenant, other than maintenance and repairs provided by Landlord to tenants of the Building in general;

d) overhead and profit increment paid to subsidiaries or other affiliates of Landlord for services on or to the Property, Building and/or Premises to me extent only that the costs of such services exceed the competitive cost for such services rendered by persons or entities of comparable skill and experience;

e) property management fees in excess of the prevailing market management fee, from time to time, for comparable first class buildings in the Fairfield County area. In determining whether the management fee payable hereunder is in excess of the prevailing market management fee, all forms of compensation and expense reimbursement (including amounts under IV.B.2 above) shall be taken into consideration. For example, consideration shall be given to the percentage of gross receipts the managing agent is entitled to receive, the amount of all costs that are paid for by the managing agent out of the management fee, and the amount of all costs of managing the building that are paid for directly by the owner of the building in question;

f) any repairs or other work resulting from or occasioned by damage or destruction due to fire or other major casualty, provided that the amount of any reasonable insurance policy deductible may be included within Basic Costs;

g) the cost of any repairs or alterations directly resulting from a condemnation or other taking by any governmental agency;

h) marketing expenses, advertising expenses and brokerage commissions;

i) legal fees incurred in connection with disputes with tenants, the enforcement of leases of space in the Building, procuring new tenants or prospective new tenants for the Building, including preparing leases, procuring, negotiation and closing any financing, or any sale of Landlord's interest in the Building;

j) the cost of any services that are provided to one or more tenants of the Building, but not available to Tenant;

k) the cost of any specific services that are of a benefit only to tenants that are engaged in a specific business or type of business (e.g. a shuttle bus to the county court house that will only be of use to attorneys occupying space in the Building);

l) the cost of installation, operating and maintaining any specialty service from which Tenant shall be excluded;

m) any fee for the management of the Building other than the fee specified in paragraph IV.B.2 above, provided that Landlord shall not be prohibited from including any such management or similar fee in Basic Costs so long as the aggregate amount of all such fees (including all forms of compensation and expense reimbursement) does not exceed the prevailing market management fee (determined as provided above), from time to time, for comparable first class buildings in the Fairfield County area;

n) costs properly allocable to other properties owned or managed by Landlord or any parties affiliated with Landlord (or affiliated with Landlord's partners), provided if Landlord incurs costs and expenses that benefit other buildings in addition to the Building, Landlord shall have the right to equitably allocate such costs and expenses among any and all buildings (including the Building) receiving the benefit thereof;

o) the cost of any items for which Landlord is reimbursed by insurance, manufacturer's warranty, judgment, settlement, tax rebate or otherwise, net of all reasonable costs of recovery of insurance or other proceeds;

p) insurance premiums to the extent Landlord is separately reimbursed therefor;

q) lease payments for rented equipment, the cost of which equipment (i) would constitute a capital expenditure if purchased, and (ii) could not properly be included in Basic Costs under the terms hereof, provided that Landlord shall be entitled to include the cost of any equipment that is rented on a temporary basis for the purpose of restoring any essential service to the Building;

r) costs incurred by Landlord for trustee's fees, partnership organizational expenses and accounting fees to the extent relating to Landlord's general corporate overhead and general administrative expenses;

s) Landlord's general corporate overhead and administrative expenses, including but not limited to, salaries of officers and executives of Landlord above the level of general manager;

t) the incremental cost of HVAC provided to specific tenant spaces during hours other than Normal Business Hours;

u) legal costs and expenses and court costs and expenses in connection with default by any tenant of the Building;

v) ground rent, or any other payments made by Landlord under any superior lease of the Building;

w) expenses incurred in connection with the financing, refinancing, sale, transfer or other disposition of the Building or Property or of the Landlord's interest therein;

x) repairs to the structure of the Building;

y) the cost of remediating any Hazardous Substances (as such term is defined in Exhibit C hereto), and all costs of defending, challenging and complying with any Environmental Laws (as such term is defined in Exhibit C hereto) enacted after the date hereof.

z) travel and mileage reimbursements for Landlord's employees that are above and beyond those reimbursements that are recognized as appropriate Expenses under commonly acceptable building management principles.

If a cost or expense may permissibly be included under more than one category of Basis Costs, such cost or expense shall be included only once where to do so more than once would cause a duplication of, and a similar increase in, Basic Costs. In no event shall the total amount of Expenses (prior to gross-up) exceed Landlord's actual out-of-pocket costs for operating, maintaining, repairing and managing the Building in such calendar year.

If the Building is not at least ninety-five percent (95%) occupied during any calendar year of the Lease Term or if Landlord is not supplying services to at least ninety-five percent (95%) of the total Rentable Area of the Building at any time during any calendar year of the Lease Term, actual Basic Costs for purposes hereof shall be determined as if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building during such year. Basic Costs for such Base Year shall also be determined as if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building. Any necessary extrapolation of Basic Costs under this Article shall be performed by adjusting the cost of those components of Basic Costs that are impacted by changes in the occupancy of the Building (including, but not limited to, management fees, utilities, Taxes [if and to the extent the Building is not fully assessed] and janitorial and cleaning service) to the cost that would have been incurred if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building.

C. Tenant, within ninety (90) days after receiving Landlord's statement of actual Basic Costs for a particular calendar year, shall have the right to provide Landlord with written notice (the "Review Notice") of its intent to review Landlord's books and records relating to the Basic Costs for such calendar year. Within a reasonable time (not to exceed thirty [30] days) after receipt of a timely Review Notice, Landlord shall make such books and records available to Tenant or Tenant's agent for its review and photocopying (at Tenant's expense) during Normal Business Hours at the office of the Building. Tenant shall be solely responsible for any and all costs, expenses and fees incurred by Tenant or Tenant's agent in connection with such review. If Tenant elects to review Landlord's books and records, within sixty (60) days after such books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice stating in reasonable detail any objection to Landlord's statement of actual Basic Costs for such calendar year. If Tenant fails to give Landlord written notice of objection within such sixty (60) day period or fails to provide Landlord with a Review Notice within the ninety (90) day period provided above, Tenant shall be deemed to have approved Landlord's statement of Basic Costs in all respects and shall thereafter be barred from raising any claims with respect thereto. Upon Landlord's receipt of a timely objection notice from Tenant, Landlord and Tenant shall work together in good faith for a period of up to ninety (90) days to resolve the discrepancy between Landlord's statement and Tenant's review. If Landlord and Tenant are unable to resolve such dispute within ninety (90) days, the disagreement may be referred by either party for prompt decision by a mutually acceptable "big six" codified public accounting firm, which firm shall be deemed to be acting as an expert and not as an arbitrator, and a determination signed by the selected big six accounting firm shall be final and binding on both Landlord and Tenant. Notwithstanding the foregoing, if Tenant has Landlord's books and records reviewed by an entity that will be compensated by Tenant on a contingency basis, the results of such review shall not be available to the big six accounting firm (and shall not be considered in such firms decision) unless such results are first certified to be correct by an independent certified public accounting firm. If Landlord and Tenant determine (by mutual agreement or by a third party "big six" accounting firm) that Basic Costs for the calendar year in question are less than reported, Landlord shall promptly provide Tenant with a refund in the amount of any overpayment by Tenant. In addition, in the event that it is determined (by mutual agreement or by a third party "big six" accounting firm) that Landlord's statement of Basic Costs for the Building with respect to the period in question are equal to or greater than one hundred five percent (105%) of the actual Basic Costs for the Building for such period, Landlord shall reimburse Tenant for any reasonable and direct costs paid by Tenant to third parties performing such audit. Likewise, if Landlord and Tenant determine that Basic Costs for the calendar year in question are greater than reported, Tenant shall forthwith pay to Landlord the amount of underpayment by Tenant. Any information obtained by Tenant pursuant to the provisions of this Section shall be treated as confidential. Notwithstanding anything herein to the contrary, Tenant shall not be permitted to examine Landlord's books and records or to dispute any statement of Basic Costs unless Tenant has paid to Landlord the amount due as shown on Landlord's statement of actual Basic Costs, said payment being a condition precedent to Tenant's right to examine Landlord's books and records.

D. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the full amount of all Base Rental and Additional Base Rental due hereunder. In addition, Tenant shall pay and be liable for, as additional rent, all tax levied or imposed by any city, state, county or other governmental body having authority upon any Rent payable by Tenant hereunder, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms and conditions of this Lease. Any such payments shall be paid concurrently with the payments of the Rent on which the tax is based. Notwithstanding the foregoing, Tenant shall only be liable for tax imposed upon the Rent hereunder if the applicable statute or ordinance makes Tenant the party responsible for the payment of such tax, regardless of whether the duty to collect such tax is imposed upon Landlord. The Base Rental, Tenant's Pro Rata Share of Basic Costs and any recurring monthly charges due hereunder shall be due and payable in advance on the first day of each calendar month during the Lease Term without demand, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before thirty (30) days after billing by Landlord, If the Lease Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, then the monthly Base Rental and Tenant's Pro Rata Share of Basic Costs for such month shall be prorated for the number of days in such month occurring within the Term based on a fraction, the numerator of which is the number of days of the Lease Term that fell within such calendar month and the denominator of which is thirty (30). All such payments shall be by a good and sufficient check. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in this Lease

E. All Rent not paid when due and payable shall bear interest from the date due until paid at the lesser of: (1) the Prime Rate plus five percent (5%) per annum; or (2) the Maximum Rate, provided that Tenant shall be entitled to a grace period of five (5) days with respect to the first two (2) late payments in any calendar year. In addition, if Tenant fails to pay any installment of Rent when due and payable hereunder and such failure continues for five (5) days after written notice from Landlord, a service fee equal to five percent (5%) of such unpaid amount will be due and payable immediately by Tenant to Landlord.

V. Use.

A. The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's reasonable opinion, creates a nuisance. In addition, Tenant agrees not to use or permit the use of the Premises for any purpose which would increase the cost of insurance coverage with respect to the Building, unless Tenant agrees to pay such increase in insurance costs and such use is not (i) otherwise prohibited by the Lease, or (ii) dangerous to persons or property. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees in such a manner as not to unreasonably interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act (collectively referred to as "Laws"). Tenant, within ten (10) days after receipt thereof, shall provide Landlord with copies of any notices it receives with respect to a violation or alleged violation of any Laws. Tenant shall have the right, upon giving prior written notice thereof to Landlord, to contest, at its expense, any such laws and requirements with which Tenant must comply under this
Article V, and, to the extent permitted by such law or other requirement, to defer compliance during the pendency of the contest, provided that (a) Tenant shall diligently prosecute such contest; (b) Tenant's failure to comply with such law or requirement will not subject Landlord to any prosecution or criminal penalty, or foreclosure of a mortgage covering the Building; and (c) Tenant shall defend and indemnify and hold harmless Landlord against all liability for any damages resulting from or incurred in connection with such contest or compliance. Tenant will comply with the rules and regulations of the Building attached hereto as Exhibit B and such other reasonable rules and regulations adopted and altered by Landlord from time to time and will cause all of its agents, servants, contractors, employees, customers, licensees and invitees to do so. All changes to such rules and regulations will be reasonable and shall be sent by Landlord to Tenant in writing.

B. Nothing herein shall require Tenant to perform any alterations, additions or improvements to comply with laws or requirements of public authorities under any of the following circumstances (i) such laws or requirements are applicable, generally, to other office space in the Building and are not applicable to the Premises solely by reason of the Tenant's unique or particular use of the Premises, provided that subject to (ii) and (iii) below, Tenant shall be responsible for any changes with respect to the Initial Alterations and subsequent alterations, additions and improvements performed by Tenant and Landlord shall be responsible for changes to those elements of the Premises that are in place on the date possession is delivered to Tenant and are not modified by Tenant as part of the Initial

Alterations, (ii) such laws or requirements would require the installation or upgrading of new or additional mechanical, electrical, plumbing, HVAC or fire/life safety systems on a Building-wide basis without reference to the particular use of Tenant or any other tenant, or (iii) such laws or requirements would affect the Building's structural components, foundation, roof, exterior windows or exterior walls. Landlord will, at Landlord's expense, perform all acts required to comply with such laws or requirements as the same affect the Premises and the Building. Landlord shall have the right to contest any such laws and requirements with which Landlord must comply under this Article V, and, to the extent permitted by such law or other requirement, to defer compliance during the pendency of the contest, provided that (a) Landlord shall diligently prosecute such contest; and (b) Landlord's failure to comply with such law or requirement will not subject Tenant to any prosecution or criminal penalty or unsafe or unhealthful condition.

VI.  Security Deposit.

INTENTIONALLY OMITTED

VII. Services to be Furnished by Landlord.

     A. Landlord, as part of Basic Costs (except as otherwise provided), agrees to furnish Tenant the following services:

     1. Cold water for use in the existing (as of the date hereof) hallway drinking fountains and hot and cold water for the lavatories and janitorial closets on the floors on which the Premises is located. If Tenant desires water in the Premises for any other reason, including a private lavatory or kitchen, cold water shall be supplied from the Building water main through a line and fixtures installed at Tenant's sole cost and expense with the prior reasonable consent of Landlord. If Tenant desires hot water (in addition to the base building lavatories and janitorial closets) in the Premises, Tenant, at its sole cost and expense and subject to the prior reasonable consent of Landlord, may install a hot water heater in the Premises. Tenant shall be solely responsible for maintenance and repair of any such hot water heater.

     2. Core and perimeter heat and air conditioning to the Premises during Normal Business Hours, at such temperatures and in such amounts as are in compliance with the following basic performance conditions attached hereto as Exhibit E, or as required by governmental authority, provided that Landlord shall not be liable for any failure to maintain the temperature ranges set forth in Exhibit E to the extent that such failure arises out of either (a) an excess density or electrical load within the Premises beyond any density or load limits specified in this Lease, or (b) modifications performed to the HVAC system by Tenant or any contractors retained by Tenant, or (c) Tenant's failure to keep the window covering in the Premises closed during periods when the Premises are exposed to direct sunlight. In the event that Tenant requires central heat, ventilation or air conditioning at hours other than Normal Business Hours, such central heat, ventilation or air conditioning shall be furnished only upon the written request of Tenant delivered to Landlord at the office of the Building prior to 3:00 p.m. of the Business Day for which such usage is requested, or if such usage is requested for other than a Business Day, prior to 3:00 p.m. of the Business Day immediately preceding the day for which service is requested. Tenant shall pay Landlord, as Additional Base Rental, the entire cost of additional service as such costs are determined by Landlord from time to time. As of the date hereof, the charge for after hours HVAC service is: $25.00 per hour per quarter floor; $35.00 per hour per half floor; and $45.00 per hour per full floor. If Tenant desires after hour HVAC service for less than a full floor, Tenant's written notice to Landlord shall specify the portion of the floor for which after hours service is required. Landlord shall have the right to increase the rates of after hours HVAC service from time to time during the term of this Lease, provided in no event shall any such increase exceed the corresponding increase to Landlord in the cost of electricity and labor expended by Landlord in furnishing such after hours HVAC service.

     3. Maintenance and repair of all Common Areas in the manner and to the extent reasonably deemed by Landlord to be standard for Class A office buildings in Fairfield, Connecticut.

     4. Janitor and cleaning service to the Premises on Business Days in accordance with Exhibit F (Cleaning Specifications); provided, however, if Tenant's use, floor covering or other improvements require special services, Tenant shall pay the additional cost reasonably attributable thereto as Additional Base Rental.

     5. Passenger and freight elevator service to both floors of the Premises in common with other tenants of the Building. Subject to the non-operation of certain passenger and freight elevators due to events of Force Majeure or during periods of maintenance, repair, renovation or replacement, Landlord, as part of Basic Costs, shall provide public elevator service from the Building Lobby and Garage to the Premises by six passenger elevators and one freight elevator during Normal Business Hours, provided that, subject to Force Majeure, at least one passenger elevator and one freight elevator shall be available for Tenant's use at all other times. Use of the freight elevator, however, shall be subject to advance scheduling, taking into consideration the scheduled usage of Landlord and the other tenants and occupants of the Building.

6. Electricity to the Premises for general office use, in accordance with and subject to the terms and conditions set forth in Article XI of this Lease.


7. Landlord will maintain not less than one (1) roving security guard at the Building 24-hours per day for each and every day of the Lease Term. Provided that such security guard is on call by radio, walkie talkie or other similar means of communication and is available to provide service to the Building, such security guard may be stationed at the Building or the building commonly known as Three Stamford Plaza and/or may rove between the Building and the building known as Three Stamford Plaza. Landlord shall also (i) maintain sign-in procedures or another comparable method of keeping track of persons entering the Building after Normal Business Hours, and (ii) have closed circuit TV surveillance in selected portions of the Garage and Building lobby areas, which closed circuit cameras shall be monitored by security personnel located at the Building or the building known as Three Stamford Plaza. Notwithstanding the foregoing to the contrary, the means, method or system of security may be reasonably changed and replaced by Landlord, provided that at all times the security system shall be reasonably comparable to the existing security system described above. In making any such changes, Landlord shall use reasonable efforts to assure that the Building's security system is comparable to other first-class office buildings of similar age in Stamford, Connecticut, provided that any decision as to whether the cost of a particular upgrade will justify the anticipated benefit to be derived therefrom shall be made by Landlord in its reasonable discretion.

B. The failure by Landlord to any extent to furnish, or the interruption or termination of, any services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations or any causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as a constructive eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use reasonable efforts to repair such equipment or machinery as promptly as possible. Notwithstanding anything to the contrary contained in this Section VII.B. if: (i) Landlord ceases to furnish any service in the Building or Premises which Landlord is required to supply under
Article VII.A.  above for a period in excess of three (3) consecutive days after

Tenant notifies Landlord of such cessation (the "Interruption Notice")(provided that such Interruption Notice shall not be required if Landlord has independent knowledge of the cessation of such service), (ii) such cessation does not arise as a result of an act or omission of Tenant, (iii) such cessation is not caused by a fire or other casualty (in which case Article XIX shall control), (iv) the restoration of such service is reasonably within the control of Landlord, and
(v) as a result of such cessation, the Premises or a material portion thereof, is rendered untenantable (meaning that Tenant is unable to use the Premises or any portion thereof in the normal course of its business) and Tenant in fact ceases to use the Premises, or material portion thereof, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Base Rental and Additional Base Rental payable hereunder during the period beginning on the first (1st) day of such cessation and ending on the day when the service in question has been restored.

C. Landlord shall not be deemed to have warranted the efficiency of any security personnel, service, procedures or equipment. Notwithstanding the foregoing, Landlord's failure to maintain the security described in Section VII.A.7 above shall be considered to be a default by Landlord.

VIII. Leasehold Improvements.

         Any trade fixtures, equipment, personal property, furnishings, art and furniture, or other personalty brought into the Premises by Tenant ("Tenant's Property") which can be removed without material damage to the Building shall be owned and insured by Tenant. Tenant shall remove all such Tenant's Property from the Premises in accordance with the terms of Article XXXV hereof. Any and all alterations, additions and improvements to the Premises, including the Initial Alterations (as defined in Exhibit C), including any built-in furniture other than Tenant's Property (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. Except as provided below, Landlord may, nonetheless, at any time within six (6) months after the expiration or earlier termination of this Lease or Tenant's right to possession, require Tenant to remove any Leasehold Improvements performed by or for the benefit of Tenant and all electronic, phone and data cabling as are designated by Landlord (the "Required Removables") at Tenant's sole cost. In the event that Landlord so elects, Tenant shalt remove such Required Removables within ten (10) days after notice from Landlord, provided that in no event shall Tenant be required to remove such Required Removables prior to the expiration or earlier termination of this Lease or Tenant's right to possession of the Premises. In addition to Tenant's obligation to remove the Required Removables, Tenant shall repair any material damage caused by such removal. If Tenant fails to remove any specified Required Removables or to perform any required repairs and restoration within the time period specified above, Landlord, at Tenant's sole cost and expense, may remove, store, sell and/or dispose of the Required Removables and perform such required repairs and restoration work. Tenant, within ten (10) days after demand from Landlord, shall reimburse Landlord for any and all reasonable costs incurred by Landlord in connection with the Required Removables. Notwithstanding any provisions to the contrary, the Tenant shall not be obligated to remove any of its Initial Alterations unless Landlord, within ten (10) days after the date on which it approves Tenant's final plans for the Initial Alterations, notifies Tenant in writing that such Initial Alterations, or applicable portion thereof, must be removed at the end of the Lease Term. In addition, with respect to any alterations, additions or improvements performed by or on behalf of Tenant subsequent to the Initial Alterations, Tenant may request in writing at the time it submits its plans and specifications for such alteration, addition or improvement, that Landlord advise Tenant whether Landlord will require Tenant to remove, at tr~e termination of this Lease or Tenant's right to possession hereunder, SUCh alteration, addition or improvement, or any particular portion thereof and Landlord shall advise Tenant in writing within ten (10) days after receipt of Tenant's request as to whether Landlord will require removal; provided, however, Landlord shall not require Tenant to remove any usual office improvements such as gypsum board, partitions, ceiling grids and tiles, fluorescent lighting panels, building standard doors and carpeting that is not glued down
                                       15

IX. Graphics.

         Landlord shall provide and install, at Tenant's cost, any suite numbers and Tenant identification on the exterior of the Premises using the standard graphics for the Building Provided that Tenant has made any necessary selections in a timely manner and the necessary materials are available, Landlord shall coordinate with Tenant and Tenant's contractors to assure that such signage is installed in a prompt and timely manner. With the exception of Building Standard signs, Tenant shall not be permitted to install any signs or other identification on any multi-tenant floors on which the Premises are located without Landlord's prior written consent. Provided that the same are not visible from the exterior of the Building, Tenant shall have the right to install additional signs on any full floor on which the Premises are located. For purposes hereof, Tenant shall be considered to be a "full floor" tenant with respect to any floor that Tenant has leased in its entirety, regardless of whether Tenant may have sublet or assigned all or any portion of such floor to one or more transferees. Landlord, as part of Basic Costs, shall maintain a Building directory in the lobby of the Building. Tenant shall be entitled to have its Pro Rata Share of lines on the Building's lobby directory for the purpose of identifying Tenant and its subsidiaries and their respective and its officers. Landlord shall be responsible for the cost of the initial installation of such names and Tenant shall be responsible for the cost of any changes thereto or replacements thereof. Landlord shall use good faith efforts to accomplish any such changes to the Building directory within a reasonable time after written request from Tenant for such change.

X. Repairs and Alterations.

A. Except to the extent such obligations are imposed upon Landlord hereunder and except as to damage caused by fire or other casualty, Tenant, at its sole cost and expense, shall perform all maintenance and repairs to the Premises as are necessary to keep the same in good condition and repair throughout the entire Lease Term, reasonable wear and tear excepted. Tenant's repair and maintenance obligations with respect to the Premises shall include, without limitation, any necessary repairs with respect to: (1) any carpet or other floor covering, (2) any interior partitions, (3) any doors, (4) the interior side of any demising walls, (5) any telephone and computer cabling that serves Tenant's equipment exclusively, (6) any supplemental air conditioning units, private showers and kitchens, including any plumbing in connection therewith, and similar facilities serving Tenant exclusively, and (7) any alterations, additions or improvements performed by contractors retained by Tenant.

Notwithstanding the foregoing, Tenant shall not be responsible for and Landlord, at its sole cost and expense (except to the extent properly included in Basic Costs) shall be responsible for promptly making any repairs to the Premises which may be required by reason of (1) the neglect or other fault of Landlord, its employees, agents or contractors, (2) defects in workmanship or materials with respect to the initial construction of the Building, (3) a default by Landlord in the performance of its maintenance and repair obligations hereunder (including any obligation to repair defects in the external windows and window seals) after notice and a reasonable opportunity to cure, (4) any latent or hidden defects in the Base Building construction; and (5) all structural repairs to the Premises, not necessitated by the acts of Tenant or any of its agents, employees, contractors, transferees or invitees. All such work shall be performed in accordance with section X.B below and the rules, policies and procedures reasonably enacted by Landlord from time to time for the performance of work in the Building. If Tenant fails to make any necessary repairs to the Premises within thirty (30) days after written notice from Landlord (or such shorter period of time as is reasonable in the event of an emergency), Landlord may, at its option, make such repairs, and Tenant shall pay the cost thereof to the Landlord on demand as Additional Base Rental, together with an administrative charge in an amount equal to ten percent (10%) of the cost of such repairs.
                                       16

Landlord shall, at its expense (except as included in Basic Costs), keep and maintain in good repair and working order and make all repairs to and perform necessary maintenance upon: (a) the roof, exterior walls, exterior windows, foundations and structural elements of the Building; and (b) all mechanical, electrical, HVAC and plumbing systems that serve the Building in general or which connect to the Premises; (c) all perimeter and core HVAC serving the Premises and all plumbing and electrical systems serving the perimeter and core HVAC serving the Premises, provided that Tenant shall be responsible for the cost of any repairs or replacements that are necessitated by any work (including, without limitation, the Initial Alterations) performed by Tenant or any contractors retained by Tenant; and (d) the Building facilities common to all tenants including, but not limited to, the Garage and Common Areas. Landlord, as part of Basic Costs, shall also keep and maintain the public areas and public facilities of the Building, including the Garage, clean and in good order. To the extent the same are owned or controlled by Landlord, Landlord shall keep tho oidcwalko adjoining the Building in good repair and shall use reasonable efforts to keep the same free of accumulation of trash, snow, ice and any unlawful obstructions.

B. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises without first obtaining the written consent of Landlord in each such instance which shall not be unreasonably delayed or withheld. Notwithstanding the foregoing, Landlord's consent shall not be required for any alteration, addition or improvement that satisfies all of the following criteria: 1) costs less than $50,000.00, 2) is not visible from the exterior of the Premises or Building, and 3) will not affect the structure of the Building, could not adversely affect the systems (e.g. plumbing, electrical, HVAC. fire/life safety) of the Building outside of the Premisp. s :~nd dn~ not require work to be performed inside the walls or above the ceiling of the Premises; provided that even if consent is not required, Tenant shall still comply with alt the other provisions of this Section X.B. Prior to commencing any such work and as a condition to obtaining Landlord's consent. Tenant must furnish Landlord with plans and specifications or working drawings reasonably acceptable to Landlord; names and addresses of contractors reasonably acceptable to Landlord; copies of contracts; necessary permits and approvals; evidence of contractor's and subcontractor's insurance in accordance with Article XVI section B. hereof; and payment bond or other security, ali in form and amount satisfactory to Landlord (not to exceed 100% of the cost of work). Notwithstanding the foregoing, it is hereby agreed that Tenant shall not be required to post a payment bond or other security in connection with the Initial Alterations (as defined in Exhibit C). All such improvements, alterations er additions shall be constructed in a good and workmanlike manner using Building Standard materials or other new materials of equal or greater quality. Landlord, to the extent reasonably necessary to avoid any unreasonable disruption to the tenants and occupants of the Building (e.g. excessive noise from core drilling, fumes from painting or staining, etc.), shall have the right to designate the time when any such alterations, additions and improvements may be performed and to otherwise designate reasonable rules, regulations and procedures for the performance of work in the Building. Upon completion, Tenant shall furnish "as-built" plans, contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as Additional Base Rental for all reasonable, out-of-pocket sums, if any, expended by Landlord for third party examination of the architectural, mechanical, electric and plumbing plans for any alterations, additions or improvements. In addition, if Landlord so requests, Landlord shall be entitled to oversee the construction of any alterations, additions or improvements that may affect the structure of the Building or any of the mechanical, electrical, plumbing or lite safety systems of the Building. In addition, if, due to the nature of the alterations, additions or improvements, work needs to be performed in the Premises after Normal Business Hours,
                                       17

Tenant, within thirty (30) days after demand, shall reimburse Landlord for the reasonable cost (on an hourly basis) of having Landlord's management or engineering personnel oversee the performance of such work. Landlord's approval of Tenant's plans and specifications for any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations or that the alterations, additions and improvements constructed in accordance with such plans and specifications will be adequate for Tenant's use.

XI. Use of Electrical Services by Tenant.

A. All electricity used by Tenant in the Premises (except for electricity to perimeter and core HVAC units serving the Premises) shall be paid for by a separate charge billed directly to Tenant by Landlord and payable by Tenant as Additional Base Rental. Such billing shall be based upon the average bulk rate per kilowatt hour per billing period paid by Landlord for electricity furnished to the Building for the period in question, plus a reasonable administrative fee (not to exceed 5%) for the cost of reading the meter in the Premises and billing Tenant for the cost of any such electricity. To the extent such work has not already been performed, Tenant shall be required to install a demand watt hour check meter in the Premises as part of the Initial Alterations to measure the amount of electricity that is consumed by Tenant in the Premises. Landlord shall be responsible for reading such meter and billing Tenant for the cost of electricity consumed as measured by such meter. Tenant's use of electrical service in the Premises shall not exceed seven (7) watts per usable square foot for lighting and power. In the event Tenant shall consume (or request that it be allowed to consume) electrical service in excess of seven (7) watts per usable square foot, Landlord shall provide such excess usage (provided Tenant agrees to pay for any required installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance of such service upgrades shall be paid for by Tenant as Additional Base Rental. Notwithstanding anything herein to the contrary, Landlord hereby represents and agrees that the core and perimeter HVAC units serving the Premises shall not be connected to the electrical meter for the Premises. Any supplemental HVAC units installed by or for Tenant shall, however, be connected to Tenant's electrical meter and Tenant shall be responsible for the cost of all electricity consumed in connection with the operation of such supplemental HVAC unit(s).

B. If Landlord generates or distributes electric current for the Building, Tenant shall obtain all current from Landlord and pay as Additional Base Rental Landlord's separately metered charges therefor, provided, however, that if the cost of providing electricity is not included in Base Rental or Basic Costs, the charges to Tenant shall not exceed the rate that would be charged Tenant if billed directly by the local utility for the same services. Landlord may cease to furnish electricity upon thirty (30) days' prior written notice, provided that within such thirty (30) day period Landlord connects the Building and Premises with another adequate source of electric supply at Landlord's sole cost and expense.

Xll. Entry by Landlord,

         Landlord and its agents or representatives shall have the right to enter the Premises to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants (during the last twelve months of the Lease
Term) or  insurers,  or to  clean  or make  repairs,  alterations  or  additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants' premises. Notwithstanding the foregoing, Landlord, without the consent of Tenant, shall not perform any alterations or additions to or in the Premises, unless Landlord, in its reasonable judgment, determines that such additions (i) will increase the
                                       18
safety and security of the Building, (ii) will be beneficial to the occupants of the Building in general, (iii) are necessary to comply with applicable laws, or
(iv) will improve the operating efficiency of the Building. Except for any entry by Landlord in an emergency situation or to provide normal cleaning and janitorial service, Landlord shall provide Tenant with reasonable prior notice of any entry into the Premises, which notice may be given verbally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right upon reasonable prior notice to Tenant to temporarily close the Premises to perform repairs, alterations or additions in the Premises, provided that Landlord shall use reasonable efforts to perform alt such work on weekends and after Normal Business Hours and to complete such work and "reopen" the Premises as quickly as possible. Landlord will also use reasonable efforts to perform work on weekends and after Normal Business Hours and to complete such work as quickly as possible if such work will cause an unreasonable disruption to the operation of Tenant's business in the Premises. Entry by Landlord hereunder shall not constitute a constructive eviction or except as otherwise provided herein, entitle Tenant to any abatement or reduction of Rent by reason thereof. Notwithstanding anything to the contrary contained herein, Landlord shall perform any entry into the Premises in a manner that is reasonably designed to minimize any interference with Tenant's access to or use of the Premises. In the event the making of any such repair, alteration, improvement or addition shall cause the Premises to be inaccessible or unusable by Tenant, as determined in Tenant's reasonable judgment, for a period of three
(3) days, then Base Rental and Additional Base Rental payable under the Lease shall abate during the period beginning on the first (1st) day that the Premises, or portion thereof, are inaccessible or unusable and ending on the date on which the Premises, or applicable portion thereof, are once again accessible and usable by Tenant. if less than then the entire Premises are inaccessible or unusable by Tenant, any abatement hereunder shall be in proportion to the percentage of the Premises that are inaccessible or unusable. Notwithstanding the foregoing, Tenant shall not be entitled to a partial abatement of Base Rental and Additional Base Rental hereunder unless at least ten percent (10%) of the Premises are rendered inaccessible or unusable.

XIII. Assignment and Subletting,

A. Except as otherwise provided in XIII.F. below, Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed with respect to any proposed assignment or subletting. Landlord's consent shall not be considered unreasonably withheld if: (1) the proposed transferee's financial responsibility does not meet the same criteria Landlord uses to select Building tenants; (2) the proposed transferee's business is not suitable for a Class-A Building; (3) the proposed use is different than the Permitted Use; (4) the proposed transferee is a government agency; (5) the proposed transferee is an occupant of the Building and Landlord has comparable space in the Building suitable for Lease by such occupant; (6) Tenant is in default beyond the expiration of all applicable notice and cure periods; (7) Landlord would be subject to additional material obligations or would be required to incur additional material costs as a result of any portion of the Building or Premises becoming subject to additional or different governmental laws or regulations as a consequence of the proposed Transfer and/or the proposed transferee's use and occupancy of the Premises (unless Tenant or such proposed assignee or sublessee agrees to be responsible for payment of such additional costs and, in addition, agrees to place an amount sufficient to perform any necessary restoration in an escrow account reasonably acceptable to Landlord); (8) the proposed transferee desires to use all or any portion of the Premises for the operation of a executive suite or personal agency and such use would result in a violation by Landlord of an exclusive right granted to another tenant in the Building; or (g) Cummings & Lockwood or a successor thereof is a tenant in the Building and the transferee desires to use all or any portion of the Premises for the operation of a law firm. Tenant acknowledges that Landlord is currently prohibited from allowing the Premises to be used for
                                       19
the operation of a law firm pursuant to the terms and conditions of its lease with Cummings & Lockwood. Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed Transfer; provided that (7) identifies all "exclusive rights" which shall be binding upon Tenant. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers. In addition, Tenant shall not, without Landlord's prior consent, publicly advertise the proposed rental rate for any Transfer. Landlord acknowledges that direct broker mailings shall not be considered to be public advertisements for purposes hereof.

B. If Tenant requests Landlord's consent to a Transfer, Tenant, together with such consent, shall provide Landlord with the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, a copy of the proposed assignment, sublease or other contractual documents and evidence reasonably satisfactory to Landlord that the proposed transferee is financially responsible in light of the remaining Tenant obligations under this Lease. Notwithstanding Landlord's agreement to act reasonably under Section XIII.A. above, Landlord may, within thirty (30) days after its receipt of all information and documentation required herein, either, (1) consent to or reasonably refuse to consent to such Transfer in writing; or (2) if Tenant desires to assign this Lease or to sublet one full floor or more of the Premises for substantially all of the then remaining Lease Term, negotiate directly with the proposed transferee and in the event Landlord is able to reach an agreement with such proposed transferee, terminate this Lease with respect to the portion of the Premises being assigned or sublet upon thirty (30) days' notice; or (3) if Tenant desires to assign this Lease or to sublet one full floor or more of the Premises for substantially all of the then remaining Lease Term, cancel and terminate this Lease with respect to the portion of the Premises being assigned or sublet upon thirty (30) days' notice. Notwithstanding the foregoing, Landlord shall not have the right to terminate this Lease in accordance with (2) or (3) above in connection with a Corporate Transfer (defined below) or with respect to a subletting of any portion of the Premises that had not previously been occupied by Tenant. In addition, if Landlord would be entitled to terminate this Lease under (2) or (3) above, Tenant, prior to entering into a sublease or assignment, shall have the right to advise Landlord (the "Prior Notice") of its intention to sublet substantially all of the Premises or assign this Lease. Such Prior Notice shall set forth the proposed effective date of such subletting or assignment. Landlord, within thirty (30) days after receipt of the Prior Notice, shall have the right to terminate this Lease with respect to any full floor or more of the Premises proposed to be assigned or sublet for substantially all of the remaining Lease Term as of the effective date set forth in the Prior Notice. If Landlord fails to exercise its right to terminate within thirty (30) days after the Prior Notice, Landlord shall not have the right to cancel and terminate this Lease under (2) or (3) above, in connection with any proposed sublease or assignment that Tenant enters into within a period of twelve (12) months after the expiration of such thirty (30) day period. In the event Landlord consents to any such Transfer, the Transfer and consent thereto shall be in a form reasonably approved by Landlord, and Tenant shall bear all reasonable costs and expenses incurred by Landlord in connection with the review and approval of such documentation. So long as Tenant or any proposed transferee does not request any changes to this Lease or Landlord's standard form of consent to sublease attached hereto as Exhibit G-1 or Landlord's standard form of consent to assignment attached hereto as Exhibit G-2, as the case may be, Landlord shall not be entitled to recover more than Seven Hundred Fifty Dollars ($750.00) in connection with its review and approval of any subletting or assignment.

C. If Landlord consents to any subletting, then one-half (1/2) of any rent or other consideration paid to Tenant by such subtenant in excess of the Rent paid by Tenant which is allocable to the subleased space, less Tenant's

                                       2O
marketing expenses, brokers' commissions, attorney's fees, Landlord's fees under
B. above, free-rent, other concessions provided to such sublessee and the costs of alterations to the Premises to accommodate a sublease, shall be paid by Tenant to Landlord upon receipt by Tenant from such sublessee. In the event Landlord consents to any assignment of this Lease, then one half (1/2) of any rent paid by such assignee which is in excess of the Rent then being paid by Tenant to Landlord pursuant to the terms of this Lease, less Tenant's marketing expenses, brokers' commissions, attorney's fees, Landlord's fees under B. above, free-rent and other concessions provided to such assignee, shall be paid by Tenant to Landlord. In addition to any other rights Landlord may have in connection with an uncured event of monetary default by Tenant, Landlord shall have the right to contact any transferee and require that all payments made pursuant to the Transfer shall be made directly to Landlord.

D. Except as provided in F. below, if Tenant is a corporation, limited liability company or similar entity, and if at any time during the Lease Term the person, persons or entity or entities who own the voting shares at the time of the execution of this Lease cease for any reason (including but not limited to merger, consolidation or other reorganization involving another corporation) to own a majority of such shares, or if Tenants is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease, cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder[s] or partner[s]), such an event shall be deemed to be a Transfer. The preceding sentence shall not apply whenever Tenant is a corporation, the outstanding stock of which is listed on a recognized security exchange, or if at least eighty percent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed, or transfers resulting from the public offering of any voting stock of Tenant.

E. Any Transfer consented to by Landlord in accordance with this Article XIII shall be only for the Permitted Use and for no other purpose. In no event shall any Transfer release or relieve Tenant or any Guarantors from any obligations under this Lease.

F. Notwithstanding any provision of this Lease to the contrary, the Tenant may, without the necessity of obtaining the Landlord's consent, and without the same being deemed an event of default hereunder:

(i) assign or sublet its interest in this Lease, in whole or in part, to (a) any person, persons, entity or entities, then owning a majority of the capital stock of Tenant, (b) any entity in which the majority of the total interest is owned by Tenant or is owned by the owner(s) of the majority of the capital stock of the Tenant, (c) any successor corporation to Tenant by merger or consolidation and any transferee of substantially all of the Tenant's business assets, providing such transferee also assumes substantially all of Tenant's liabilities (including all of Tenant's liabilities under this Lease) and has a net worth, immediately prior to such transfer, not less than that of the Tenant at the date of this Lease or immediately prior to such transfer (any assignment pursuant to this subparagraph (i) shall be referred to as a "Permitted Assignment"), and

(ii) transfer a majority, or all, of the capital stock of the Tenant, voluntarily or involuntarily, to any individual or entity related to or affiliated with the holder of a majority of the outstanding capital stock of the Tenant at the time of the execution of this Lease.

The transfers described in Xll1.F.(i) and Xl11.F.(ii) above are collectively referred to as "Corporate Transfers". Tenant shall provide Landlord with notice of any Corporate Transfer within fifteen (15) days after the effective date thereof. On or before the effective date of any Corporate Transfer, Tenant and any such corporate transferee shall execute and deliver to

Landlord a fully executed copy of Landlord's standard form of consent to assignment or consent to sublease, as the case may be.

XIV. Liens.

         Tenant will not permit any mechanic's liens or other liens, resulting from work performed at Tenant's request or materials furnished to the Premises at Tenant's request, to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the Property. Landlord's title to the Building and Property is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within forty-five (45) days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to remove the lien as an encumbrance against the Building and Property. Notwithstanding the foregoing, if Landlord is then under contract for a sale of the Building or receives notice from its Mortgagee that the existence of a lien of the nature described herein constitutes a default under Landlord's Mortgage, the forty-five (45) day period set forth above shall be shortened to ten (10) days after the date on which Landlord provides Tenant with notice of such sate or default. If Tenant shall fail to se discharge or bond over such lien within the applicable time period set forth herein, then, in addition to any other right or remedy of Landlord, upon prior written notice to Tenant, Landlord may, but shall not be obligated to bond over or discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys' fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as Additional Base Rental. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

XV. Indemnity and Waiver of Claims,

A. Tenant shall indemnify, defend and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) and agents, and the respective principals and members of any such agents
(collectively  the "Landlord  Related  Parties")  harmless  against and from air liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties in connection with any third party claim arising out of or in connection with the use, occupancy or maintenance of the Premises by, through or under Tenant including, without limitation, any of the following: (1) any work or thing done in, on or about the Premises or any part thereof by Tenant or any of its transferees, agents, servants, contractors, employees, or licensees; (2) any use, non-use, possession, occupation, condition, operation or maintenance of the Premises or any part thereof (except if due to Landlord's failure to perform any required obligation under this Lease, or if due to the negligence or misconduct of Landlord or its agents or another Building tenant); (3) any act or omission of Tenant or any of its transferees, agents, servants, contractors, employees, or licensees, regardless of whether such act or omission occurred within the Premises; (4) any injury or damage to any person or property occurring in, on or about the Premises or any part thereof (except if due to Landlord's failure to perform any required obligation under this Lease, or if due to the negligence or misconduct of Landlord or its agents or another Building tenant); or (5) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform. In case any action or proceeding is brought against Landlord or any of the Landlord Related Parties by reason of any of the foregoing, Tenant shall, at Tenant's sole cost and expense, resist and defend such action or proceeding with counsel reasonably approved by Landlord.

Notwithstanding Section XV.A. above to the contrary, Tenant shall not be required to indemnify, defend and hold harmless any Landlord Related Parties and Landlord shall indemnify, defend and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees and agents and the respective principals and members of such agents (collectively, the "Tenant Related Parties") harmless from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Tenant or any of the Tenant Related Parties in connection with any third party claim arising out of or in connection with (i) any negligence or misconduct of Landlord or its agents, servants, contractors, and employees, or
(ii) Landlord's failure to perform any obligation Landlord is required to perform under this Lease within a reasonable period of time after written notice from Tenant.

B. Landlord and the Landlord Related Parties shall not be liable for, and, except as provided in Vll.B. and Xll. herein, Tenant hereby waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant (or any sublessee or licensee claiming through Tenant) resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims far loss, theft or damage resulting from: (1) the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair; (2) wind or weather; (3) any defect in or failure to operate, for whatever reason, any sprinkler, heating or air-conditioning equipment, electric wiring, gas, water or steam pipes; (4) broken glass; (5) the backing up of any sewer pipe or downspout; (6) the bursting, leaking or running of any tank, water closet, drain or other pipe; (7) the escape of steam or water; (8) water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near to Building; (0) the falling of any fixture, plaster, tile or other material; (10) any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, or owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or (11) any other cause of any nature except, as to items 1-9, where such loss or damage is due to Landlord's negligence, misconduct, breach of this Lease or failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs (provided such written notice shall not be necessary if Landlord has independent knowledge of the need for such repair).

XVl. Tenant's Insurance.

A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

              1. Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00).

              2. All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises.

              3. Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute, and Employers' Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence.

              4. Tenant shall, upon request, obtain such additional insurance as is normally and customarily maintained by tenants at Class-A office space in Stamford, Connecticut at Tenant's expense and provide Landlord with evidence thereof.

B. Except for items for which andlord is responsible under Exhibit C hereto and the Work Letter Agreement, before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to
Landlord, in addition to workers' compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage,) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00) and adding the "owner(s) of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, agents ( and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds.

C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance being referred to as "Tenant's Insurance"), as welt as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall have an A.M. Best rating of "A-" or better and shall be licensed and qualified to do business in the state in which the Premises is located. All policies evidencing Tenant's Insurance (except for Workers' Compensation) shall specify Tenant as named insured and the "owner(s) of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, agents (and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations. Ail policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' (ten (10) days in the event of non-payment of premium) advance written notice of any change, cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon renewals at least fifteen (15) days prior to the expiration of any such insurance coverage, a certificate of insurance of all policies procured by Tenant in compliance with its obligations under this Lease. The limits of Tenant's Insurance shall in no event limit Tenant's liability under this Lease.

D. Tenant shall not do or fail to do anything in, upon or about the Premises which will: (1) violate any customary terms (taking into consideration any unique characteristics of the Building) of any of Landlord's insurance policies;
(2) prevent Landlord from obtaining policies of insurance reasonably acceptable to Landlord or any Mortgagees; or (3) result in an increase in the rate of any insurance on the Premises, the Building, any other property of Landlord or of others within the Building. In the event of the occurrence of any of the events set forth in this Section, Tenant shall pay Landlord upon demand, as Additional Base Rental, the cost of the amount of any increase in any such insurance premium, provided that the acceptance by Landlord of such payment shall not be construed to be a waiver of any rights by Landlord in connection with a default by Tenant under the Lease. If Tenant fails to obtain the insurance coverage required by this Lease, after ten (10) days prior written notice to Tenant, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall pay, as Additional Base Rental, the cost of all premiums thereon and all of Landlord's costs associated therewith.
                                       24

XVll. Subrogation.

         Notwithstanding anything set forth in this Lease to the contrary, Landlord and Tenant do hereby waive any and all right of recovery, claim, action or cause of action against the other, their respective principals, beneficiaries, partners, officers, directors, agents, and employees, and, with respect to Landlord, its Mortgagee(s), for any Toss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to their respective property, the Building, the Property or the Premises or any addition or improvements thereto, or any contents therein, by reason of fire, the elements or any other cause, regardless of cause or origin, including the negligence of Landlord or Tenant, or their respective principals, beneficiaries, partners, officers, directors, agents and employees and, with respect to Landlord, its Mortgagee(s), which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Since this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, policies of insurance, with respect to the items covered by this waiver, written notice of the terms of this mutual waiver, and to have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible relates. In the event that Landlord or Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by such party hereunder or if Landlord or Tenant fails to carry any insurance required to be carried hereunder, then all loss or damage to Landlord or Tenant, as the case may be, its leasehold interest, its business, its property, the Building, Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by such party under valid and collectible policies of insurance.

         Without limiting the scope of the foregoing, each party hereto hereby releases the other (and its servants, agents, contractors, employees and invitees) with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damages or destruction of the type covered by insurance which such party is required or agrees to maintain hereunder with respect to its property by fire or other casualty i.e. in the case of Landlord, as to the Building, and, in the case of Tenant, as to Tenant's Property (including rental value or business interruption, as the case may be) occurring during the Term of this Lease.

XVIII. Landlord's Insurance.

         Landlord shall maintain full replacement cost, all-risk, extended coverage property insurance on the Building and Garage and the Leasehold Improvements (excluding Tenant's Property). In addition, so long as ZML-Four Stamford Plaza Limited Partnership or an affiliated entity is the owner of the Building, Landlord shall maintain Commercial General Liability Insurance applicable to the Building and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00). The cost of all such insurance shall be included as a part of the Basic Costs, and payments for losses and recoveries thereunder shall be made solely to Landlord or the Mortgagees of Landlord as their interests shall appear.

XIX. Casualty Damage,

A. If the Premises or any part thereof or access thereto shall be damaged by fire or other casualty, Tenant shall, give prompt written notice thereof to Landlord. In case the Building shall be so damaged that in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged by such casualty) or in the event Landlord will not be permitted by applicable law to rebuild the Building in substantially the same form as existed prior to the fire or casualty or in the event the Premises has been materially damaged and there is less than eighteen (18) months of the Lease Term remaining on the date of such casualty or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. Such termination shall be effective as of the date of fire or casualty, with respect to any portion of the Premises that was rendered untenantable, and the effective date of termination specified in Landlord's notice, with respect to any portion of the Premises that remained tenantable. Notwithstanding anything in this Article XlX to the contrary, if the Premises or any portion thereof are rendered inaccessible or inadequate for the operation of Tenant's business as a result of a fire or other casualty, then the entire Premises shall be deemed to be untenantable by Tenant regardless of whether the entire Premises is physically damaged as a result of any such fire or casualty. If Landlord does not elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building and Garage (provided that Landlord shall not be required to restore any unleased premises in the Building unless necessary to obtain a certificate of occupancy for the Premises or ameliorate a hazard) and the Leasehold Improvements (but excluding any improvements, alterations or additions made by Tenant in violation of this Lease) located within the Premises, to the same condition they were in immediately prior to the happening of the casualty. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises, and Tenant shall present Landlord with evidence reasonably satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that Rent shall fully abate on a per diem basis during the time and to the extent any damage to the Premises causes the Premises to be rendered untenantabte and not used by Tenant. If a portion of the Premises is rendered untenantable or inaccessible, Rent shall abate on a pro rata basis. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

B. Notwithstanding anything to the contrary set forth in Section XIX.A above, within sixty (60) days following the date of any damage to the Premises by fire or other casualty or any damage to any other part of the Building by fire or other casualty that renders the Premises inaccessible, Landlord must provide Tenant with written notice stating whether Landlord, within twelve (12) months following the date of such fire or other casualty, shall rebuild and restore any damaged portions of the Premises and perform such other work as is necessary to make the Premises reasonably accessible by Tenant. In the event Landlord shall fail to provide such notice to Tenant within such sixty (60) day period and such failure shall continue for fifteen (15) days after Landlord's receipt of written notice of such failure from Tenant, or in the event Landlord shall timely provide such notice to Tenant and shall indicate that restoration of the Building and Premises within such twelve (12) month period is not feasible, or that Landlord does not intend to restore the Building or Premises, then Tenant may terminate this Lease effective upon delivery of written notice of Tenant's election to Landlord, in which event the parties hereto shall have no further obligation to one another by reason of this Lease, except with respect to such matters as are expressly provided to survive the termination of this Lease. In such event, the Term of this Lease shall be at an end as if the date of Tenant's notice were the stated Expiration Date hereunder. Notwithstanding the foregoing, Tenant's notice of termination must be given within thirty (30) days after the date on which Tenant first becomes entitled to exercise such right hereunder. In the event Landlord, in a timely manner, shall provide Tenant with written notice that Landlord has elected to restore the Building and Premises, then the Landlord shall be required to fully repair and restore the Building and Premises, including the Leasehold Improvements (other than the Tenant's Property and improvements performed by Tenant in violation of the terms of this Lease), to their condition prior to such damage within such twelve (12) month period whether or not the insurance proceeds received by
                                       26

Landlord are adequate for such restoration and whether or not the Landlord's mortgagee permits Landlord to apply such insurance proceeds to restoration. In the event that Landlord is unable to substantially complete such restoration to the Premises, including the Leasehold Improvements other than the Tenant's Property and to perform such other work as is necessary to make the Premises reasonably accessible by Tenant within such twelve (12) month period, with time being of the essence thereof, then the Tenant may elect to terminate this Lease effective upon the delivery of written notice of such election to Landlord, in which event the parties hereto shall have no further obligation to one another by reason of this Lease, except with respect to such matters as are expressly stated to survive the termination of this Lease. In such event, the Lease Term of this Lease shall be at an end as if the date of Tenant's notice were the stated Expiration Date hereunder. Notwithstanding the foregoing, Tenant's notice of termination must be given within thirty (30) days after the date on which Tenant first becomes entitled to exercise such right hereunder. In addition, the twelve (12) month repair and restoration period set forth above shall be extended on a day for day basis for each day that Landlord is delayed in restoring the Premises or access thereto as a result of (i) any delays caused by Tenant, or (ii) any delays caused by events of Force Majeure, provided that in no event shall such twelve (12) months period be extended by more that ninety
(90) days as a result of events of Force Majeure. Notwithstanding anything herein to the contrary, if Landlord determines that it will be unable to restore the Premises or access thereto within the applicable time period provided herein, Landlord shall have the right to provide Tenant with written notice (the "Outside Extension Notice") of such inability, which Outside Extension Notice shall set forth the date on which Landlord reasonably believes that it will be able to restore the Premises and access thereto. Upon receipt of the Outside Extension Notice, Tenant shall have the right to terminate this Lease by providing written notice of termination to Landlord within thirty (30) days after the date of the Outside Extension Notice. In the event that Tenant does not terminate this Lease within such thirty (30) day period, Tenant shall not have the right to terminate this Lease in accordance with the terms hereof unless Landlord fails to restore the Premises and make the same reasonably accessible to Tenant by the date set forth in Landlord's Outside Extension Notice. The date set forth in Landlord's Outside Extension Notice shall be extended on a day for day basis for each day after the Outside Extension Notice that Landlord is delayed in restoring the Premises or access thereto as a result of any delays caused by Tenant.

C. Notwithstanding anything to the contrary set forth in Article XIX, in the event all or substantially all of the Premises shall be damaged by fire or other casualty at any time during the last eighteen (18) months of the Lease Term (or any Renewal Term then in effect), then Tenant may elect to terminate this Lease effective upon delivery of written notice of such election to Landlord regardless of whether or not Landlord would agree to restore the Premises, in which event the parties hereto shall have no further obligations under this Lease, except with respect to such matters as are expressly provided to survive the termination of this Lease. In such event the Lease Term of this Lease shall be at an end as if the date of Tenant's notice were the stated Expiration Date hereunder. Notwithstanding the foregoing, Tenant's notice of termination must be given within thirty (30) days after the date on which Tenant first becomes entitled to exercise such right hereunder.

D. For purposes of this Article XIX, damage following casualty shall be deemed to have been completely repaired when all Leasehold Improvements in the Premises prior to such casualty have been fully reconstructed by Landlord and a final, unconditional certificate of occupancy for such Premises has been issued and when any "punch list" items remaining to be completed will not materially interfere with Tenant's use and occupancy of the Premises for the Permitted Use. Notwithstanding the foregoing, if materials are not reasonably available to reconstruct any portion of the Leasehold improvements, Landlord and Tenant shall work together in good faith to agree upon reasonably comparable substitute materials.

E. In the event that the Premises are not rendered inaccessible or unusable by Tenant but, as a result of a fire or other casualty, Tenant is denied access to all or a portion of the parking spaces to be provided to Tenant hereunder in the Garage, Landlord shall use reasonable efforts to locate substitute parking for Tenant in the buildings commonly known as One Stamford Plaza, Two Stamford Plaza and/or Three Stamford Plaza. In addition, if substitute parking is not reasonably available in such buildings, Landlord shall use reasonable efforts to locate substitute parking in other buildings in Stamford, Connecticut that are reasonably accessible to the Building. If Landlord or Tenant is able to locate substitute parking, during the period of time that Tenant is denied access to all or any portion of its spaces in the Garage, Landlord shall be required to reimburse Tenant for the difference between: (i) The amount Tenant is required to pay for substitute parking, and (ii) the amount Tenant would otherwise be required to pay Landlord for the spaces in the Garage that are rendered inaccessible to Tenant. Notwithstanding the foregoing, if Tenant locates substitute parking and Landlord, in good faith, feels that the cost of such substitute parking is in excess of the prevailing market rate, Landlord shall have the right to locate less expensive alternative parking in a location that is equally as close to the Building as the parking located by Tenant. In such event, Tenant shall use the less expensive parking located by Landlord during the period that the spaces in the Garage are inaccessible to Tenant.

XX. Demolition.

INTENTIONALLY OMITTED.

XXl. Condemnation.

         If (a) the whole or any substantial part of the Premises or access thereto, or the Garage, or (b) any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. Notwithstanding the foregoing, if the whole or any material part of the Premises or access thereto, or any material part of the Garage shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, Tenant shall also have the right to terminate this Lease effective as of the date the physical taking of the Premises occurs or access to the Premises or use of any material part of the Garage is taken. Such right to terminate shall be exercised by written notice to Landlord within sixty (60) days after the date on which Tenant is first notified of the taking. In the event this Lease is not terminated, the Rentable Area of the Building, the Rentable Area of the Premises and Tenant's Pro Rata Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or safe proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself. In addition, Tenant shall be entitled to bring a separate claim for any of Tenant's moving and relocation expenses. Notwithstanding anything herein to the contrary, Tenant shall not be entitled to terminate this Lease in connection with a taking of a material portion of the Garage if reasonably acceptable substitute parking is available to Tenant at prevailing market rates. Without limiting the scope of the foregoing sentence, it is hereby agreed that substitute parking in the buildings commonly known as One Stamford Plaza, Two Stamford Plaza or Three Stamford Plaza shall be deemed to be reasonably acceptable substitute parking.

XXll. Events of Default.

The following events shall be deemed to be events of default under this Lease:

A. Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease and such failure shall continue for five (5) days after written notice from Landlord (hereinafter sometimes referred to as a "Monetary Default").

B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, including, without limitation, the rules and regulations, which failure is not cured within thirty (30) days after delivery to Tenant of notice of the occurrence of such failure, provided that if any such failure creates a hazardous condition, such failure must be cured promptly following receipt of such notice from Landlord; provided, however, that if such failure or default cannot practicably be cured within such thirty (30) day period, then such thirty (30) day cure period shall be extended to the extent reasonably necessary to permit Tenant to cure such default, provided further that Tenant shall diligently proceed to cure such default and, from time to time upon request, shall furnish Landlord with evidence of Tenant's efforts to cure such default. Notwithstanding the foregoing, Tenant's cure period shall be limited to a total of ten (10) days with respect to any failure to provide Landlord with an estoppel certificate or evidence of insurance within the time periods provided in the Lease. In addition, if Tenant fails to comply with any particular provision or covenant of this Lease, including, without limitation, Tenant's obligation to pay Rent when due, on three (3) occasions during any twelve (12) month period, any subsequent violation of such provision or covenant shall be considered to be an incurable default by Tenant.

C. Tenant or any Guarantor shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due.

D. Tenant or any Guarantor shall file a petition under any section or chapter of the United States Bankruptcy Code as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within ninety (90) days after the filing thereof.

E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or of any of Tenant's Property located thereon in any proceeding brought by Tenant or any Guarantor, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant or any Guarantor and shall not be discharged within ninety (90) days after such appointment or Tenant or such Guarantor shall consent to or acquiesce in such appointment.

F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

G. Tenant shall abandon or vacate any substantial portion of the Premises for more than ninety (90) consecutive days without the prior written permission of Landlord.

H. Tenant shall fail to take possession of and occupy the Premises withi thirty (30) days following the Commencement Date and issuance of a Certificate of Occupancy for the Premises and thereafter continuously conduct its operations in the Premises for the Permitted Use.

I. The liquidation, termination, dissolution, forfeiture of right to do business, or death of Tenant or any Guarantor.

J. Tenant is in default beyond any notice and cure period under any other lease with Landlord.

XXIII. Remedies.

A. Upon the occurrence of any event or events of default under this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed in Article XXII above) or demand whatsoever. Notwithstanding the foregoing, in addition to the notice periods required under Article XXII, Landlord shall provide Tenant with an additional five (5) days notice of any termination of the Lease pursuant to subsections XXIII.A.1 or XXIII.A.5 hereof. Tenant shall not, however, have the right to cure such default during such five (5) day period.

1. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises upon termination of the Lease hereunder, Landlord may without prejudice to any other remedy which it may have, after procuring an appropriate judicial order therefor, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof. Tenant hereby agrees to pay to Landlord on demand an amount equal to the sum of: (a) all Rent accrued hereunder through the date of termination, and, upon Landlord's determination thereof, (b) an amount equal to the difference between (i) the total Rent that Tenant would have been required to pay for the remainder of the Lease Term, minus (ii) the amount of rent actually received by Landlord for the Premises during such period from third parties, after deducting all Costs of Reletting (as defined below).

2. After procuring an appropriate judicial order from a court of competent jurisdiction, Enter upon and take possession of the Premises and expel or remove Tenant or any other person who may be occupying said Premises, or any part thereof, without having any civil or criminal liability therefor and without terminating this Lease. Landlord shall use reasonable efforts to mitigate its damages and relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for such term or terms which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. Tenant agrees to pay Landlord on demand all Costs of Reletting and any deficiency that may arise by reason of such reletting or failure to relet. Provided Landlord uses reasonable efforts to mitigate its damages, Landlord's damages shall not be reduced for any failure to relet the Premises or any part thereof or for any failure to collect any Rent due upon any such reletting. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant. Notwithstanding anything herein to the contrary, Tenant acknowledges and agrees that reasonable efforts to relet by Landlord shall not require Landlord to relet the Premises in preference to any other space that is available for lease in the Building.

3. After procuring an appropriate judicial order from a court of competent jurisdiction, enter upon the Premises without having any civil or criminal liability therefor, and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any reasonable expense which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease together with interest at the lesser of a per annum rate equal to: (a) the Maximum Rate, or (b) the Prime Rate plus five percent (5%).

4. In order to regain possession of the Premises and to deny Tenant access thereto in any instance in which Landlord has terminated this Lease or Tenant's right to possession, or to limit access to the Premises

                                       3O
in accordance with local law in the event of a default by Tenant, Landlord or its agent may, after procuring an appropriate judicial order form a court of competent jurisdiction, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Premises. Landlord may, without notice, remove and either dispose of or store, at Tenant's expense, any property belonging to Tenant that remains in the Premises after Landlord has regained possession thereof.

5. Terminate this Lease, in which event, Tenant shall immediately surrender the Premises to Landlord and pay to Landlord the sum of: (a) all Rent accrued hereunder through the date of termination, and, upon Landlord's determination thereof, (b) an amount equal to: the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the Prime Rate then in effect, minus the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting (as defined below).

B. For purposes of this Lease, the term "Costs of Reletting" shall mean all reasonable costs and expenses incurred by Landlord in connection with the reletting of the Premises, including without limitation, the cost of cleaning, renovation, repairs, decoration and alteration of the Premises for a new tenant or tenants, advertisement, marketing, brokerage and legal fees (if and to the extent permitted by law), the cost of protecting or caring for the Premises while vacant, the cost of removing and storing any property located on the Premises, any increase in insurance premiums caused by the vacancy of the Premises and any other reasonable, out-of-pocket expenses incurred by Landlord including tenant incentives, allowances and inducements.

C. Except as otherwise herein provided, no repossession or re-entering of the Premises or any part thereof pursuant to Article XXIII hereof or otherwise shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering.

D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

E. This Article XXlll shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

XXIV. LIMITATION OF LIABILITY.

         NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE BUILDING, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE BUILDING FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, BEING INTENDED THAT NEITHER LANDLORD NOR ANY MEMBER, PRINCIPAL, PARTNER, SHAREHOLDER, OFFICER, DIRECTOR OR BENEFICIARY OF LANDLORD SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT AGAINST LANDLORD OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND

ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD. IN ADDITION, TENANT ACKNOWLEDGES THAT EQUITY OFFICE HOLDINGS, L.L.C., AND EQUITY OFFICE PROPERTIES, L.L.C., ARE ACTING SOLELY IN THEIR CAPACITY AS AGENTS FOR LANDLORD.

XXV. No Waiver.

         Failure of Landlord to declare any default immediately upon its occurrence, or delay in taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but Landlord shall have the right to declare the default at any time during the continuance of such default and prior to any cure of such default instituted by Tenant within the time and manner specified in this Lease and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXVI. Event of Bankruptcy.

         In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

A. "Adequate protection" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

     1. the continued payment by Tenant of the Base Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;
     2. the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then current monthly Base Rental.

B. "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three (3) times the then current Base Rental payable hereunder.

C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease from and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent," shall constitute "rent" for the purposes of Section 502(b) (6) of the Bankruptcy Code.

E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord..

F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth: (1) the name and address of such person or entity, (2) all of the terms and conditions of such offer, and (3) the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

G. To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(o) and 365(e) (2) of the Bankruptcy Code.

XXVII. Waiver of Jury Trial.

         Landlord and Tenant hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by Tenant, and Tenant acknowledges that neither Landlord nor any person acting on behalf of Landlord has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Tenant further acknowledges that it has been represented (or has had the opportunity to be represented) in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

XXVlll. Relocation.

Intentionally Omitted.

XXlX. Holding Over.

         In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to
Articles XXII and XXlll hereof (and provided Tenant has not exercised its Renewal Option pursuant to Exhibit C), occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to one hundred fifty percent (150%) of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided if the holding over continues for more than fourteen (14) days, effective as of the fifteenth (15th) day, holdover rent shall increase to 200% of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Premises. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. In addition to the obligation to pay the amounts set forth above during any such holdover period, Tenant also shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant. Notwithstanding the foregoing, Tenant shall not be liable for consequential damages unless (1) Landlord notifies Tenant that it has entered into a lease
                                       33
for the  Premises or has received a bona fide offer to lease the  Premises,  and
(2) Tenant fails to vacate the Premises within thirty (30) days after the date of Landlord's notice.

XXX. Subordination to Mortgages; Estoppel Certificate.

A. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. This clause shall be self-operative and no further instrument of subordination shall be required. However, Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will from time to time upon request by Landlord and, within ten (10) days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require. Notwithstanding the terms of this Article XXX above, this Lease shall only be subject and subordinate to a ground or underlying lease or Mortgage now or hereafter placed against or affecting any or all of the Building, Premises or Property and to any renewals, modifications, consolidations, or extensions thereof, provided the Landlord obtains a non-disturbance, subordination and attornment agreement from the holder thereof on such holder's then standard form of agreement. Notwithstanding the foregoing, such standard form of agreement shall provide, among other things, that Tenant, upon paying the Base Rental and all of the Additional Base Rental and other charges herein provided for, and observing and complying with the covenants, agreements and conditions of this Lease on its part to be observed and complied with, shall lawfully and quietly hold, occupy and enjoy the Premises during the Lease Term, without hindrance or interference from anyone claiming by or through said Mortgagee or lessor and that said Mortgagee or lessor shall respect Tenant's rights under the Lease and, upon succeeding to Landlord's interest in the Building and Lease, shall observe and comply with all of Landlord's duties under the Lease from and after the date of such succession.

B. In the event the Tenant shall represent to Landlord, in writing, that an estoppel certificate from Landlord shall be necessary in order for Tenant to obtain financing for Tenant's operations or for Tenant to issue a public stock offering, or otherwise in connection with a third party transaction to be entered into by Tenant, then Landlord shall, no more than once in any given lease year, within ten (10) Business Days of written request from Tenant, execute and deliver to Tenant an estoppel certificate, in form and substance reasonably acceptable to Landlord and Tenant, covering, as appropriate, substantially the matters set forth in this Article XXX with respect to an estoppel certificate to be provided by Tenant to Landlord.

XXXI. Attorneys' Fees.

         In the event that Landlord should retain counsel and/or institute any suit against Tenant for violation of or to enforce any of the covenants or conditions of this Lease, or should Tenant institute any suit against Landlord for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

XXXll Notice,

         Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or codified mail with return receipt requested, or sent by a nationally recognized overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in Section i.A.10, of this Lease, provided that if Tenant has vacated the Premises Landlord may serve Notice by any manner permitted by law. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given and effective on the earlier of (a) the third day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt. Notice sent by overnight courier service shall be deemed given and effective upon the day after such notice is delivered to or picked up by the overnight courier service. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address.

XXXIII. Landlord's Lien.

         Intentionally omitted, provided that the deletion of this Article shall not be construed to be a waiver by Landlord of any landlord lien rights provided by Connecticut statutory law.

XXXlV. Excepted Rights.

         This Lease does not grant any rights to light or air over or about the Building. Except as provided in Exhibit C, paragraph 7 (Satellite Dish) and except with respect to Tenant's rights to use Common Areas, Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time: (a) to change the Building's name or street address, provided that, during the Lease Term and any extensions thereof, in no event shall the Building be named after a re-insurance company; (b) to install, fix and maintain signs on the exterior and interior of the Building; (c) to designate and approve window coverings; (d) to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises in accordance with Article XII) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law; (e) to have access to the Premises in accordance with Article XII to perform its duties and obligations and to exercise its rights under this Lease; (f) to retain at all times and to use pass-keys to all entry doors, suite doors and closet doors within and into the Premises; (g) to approve the weight, size, or location of heavy equipment, or articles in and about the Premises; (h) to close or restrict access to the Building at all times other than Normal Business Hours subject to Tenant's and Tenant's employees right to admittance at all times under such reasonable regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; (/) to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs and toilets located outside of the Premises and public parts of the Building; (j) if Tenant has vacated the Premises and removed all
                                       35

Tenant's Property during the last six (6) months of the Lease Term, to perform additions, alterations and improvements to the Premises in connection with a reletting or anticipated reletting thereof without being responsible or liable for the value or preservation of any then existing improvements to the Premises; and (k) to grant to anyone the exclusive right to conduct any business or undertaking in the Building provided that the granting of such exclusive rights shall not (1) restrict or interfere with Tenant's ability to conduct its re-insurance business in the Premises, or (2) require Tenant to do business with any other Building tenant. Landlord, in accordance with Article XII hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the Premises and the performance of any work therein shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

XXXV. Surrender of Premises.

         At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall remove all Tenant's Property from the Premises, remove all Required Removables designated by Landlord for removal in accordance with the terms of Article VIII hereof and quit and surrender the Premises to Landlord, broom clean, and in the same, condition as the Premises was in at the time of completion of the Initial Alterations and any further subsequent alterations made in accordance with the terms of this Lease, ordinary wear and tear and damage due to fire or other casualty excepted. If Tenant fails to remove any of Tenant's Property within one (1) day after the termination of this Lease or Tenant's right to possession hereunder, Landlord, at Tenant's sole cost and expense, shall be entitled to remove and/or store such Tenant's
Property and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all reasonable expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord. In addition, if Tenant fails to remove any Tenant's Property from the Premises or storage, as the case may be, within ten
(10) days after written notice from Landlord, Landlord, at its option, may deem all or any part of such Tenant's Property to have been abandoned by Tenant and title thereof shall immediately pass to Landlord.

XXXVI. Miscellaneous.

A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease represents the result of negotiations between Landlord and Tenant, each of which has been (or has had opportunity to be) represented by counsel of its own selection, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Consequently, Landlord and Tenant agree that the language in all parts of the Lease shall in all cases be construed as a whole according to its fair meaning and neither strictly for nor against Landlord or Tenant.

B. Tenant agrees not to record this Lease or any memorandum hereof without Landlord's prior written consent. Notwithstanding the foregoing, Landlord and Tenant shall execute and deliver, upon the execution of this Lease, duplicate originals of an instrument, in recordable form, which will constitute a statutory Notice of Lease, pursuant to Connecticut General Statutes Section 47-19, setting forth a legal description of the Premises, the Term and any other provisions required by statute. This instrument shall be recorded in the Land Records of the City of Stamford, Connecticut, by Tenant. Upon the Expiration Date or sooner termination of this Lease, Tenant, upon Landlord's request, shall promptly execute and deliver an instrument in recordable form terminating such Notice of Lease. The terms of this Article XXXVI B shall survive the expiration or sooner termination of this Lease.
                                       36

C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state in which the Building is located.

D. Events of "Force Majeure" shall include strikes, riots, acts of God, shortages of labor or materials, war and other causes beyond the control of Landlord or Tenant, as the case may be. Whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, as the case may be, other than the payment of Rent or any other sums due hereunder, such party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure.

E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein. In such event Landlord's assignee or transferee shall be liable for all of the obligations so assigned and upon such transfer Landlord shall be released from any such obligations. From and after the date of such assignment or transfer, Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

F. Tenant hereby represents to Landlord that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers (other than Broker) claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease. Landlord agrees to pay the Broker a commission for this Lease pursuant to a separate agreement which Landlord and Broker shall enter into prior to the parties' execution of this Lease.

G. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

H. Tenant hereby covenants, warrants and represents: (1) that the individual executing this Lease on its behalf is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (2) that this Lease is binding upon Tenant; (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; and (4) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. Upon request, Tenant will, prior to the Commencement Date, deliver to Landlord copies of an appropriate resolution or consent of Tenant's board of directors or other appropriate governing body of Tenant authorizing or ratifying the execution and delivery of this Lease, which resolution or consent will be duly certified to Landlord's reasonable satisfaction by an appropriate individual with authority to codify such documents, such as the secretary or assistant secretary or the managing general partner of Tenant.

Landlord hereby covenants, warrants and represents: (1) that the individual executing this Lease on its behalf is duly authorized to execute or attest and deliver this Lease on behalf of Landlord; (2) that this Lease is binding upon Landlord; (3) that Landlord is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; and (4) that the execution and delivery of this Lease by Landlord will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Landlord is a party or by which Landlord may be bound. Upon request, Landlord will, prior to the Commencement Date, deliver to Tenant copies of an appropriate resolution or consent of Landlord's board of directors or other appropriate governing body of Landlord authorizing or ratifying the execution and delivery of this Lease, which resolution or consent will be duly codified to Tenant's reasonable satisfaction by an appropriate individual with authority to certify such documents, such as the secretary or assistant secretary or the managing general partner of Landlord.

I. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material adverse subsequent changes thereto as of the date of this Lease. At any time during the Lease Term, but not more often than once a year, Tenant shall provide Landlord, upon ten (10) days' prior written notice from Landlord, with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

J. Except as expressly otherwise herein provided, with respect to all required acts of Landlord and Tenant, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto.

K. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns.

L. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term, and such obligations shall survive any such expiration or other termination of the Lease Term.

M. The headings and titles to the paragraphs of this Lease are for convenience only and shall have no affect upon the construction or interpretation of any part hereof.

N. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until an original of this Lease executed by both Landlord and Tenant.

O. During the entire term of this Lease, as the same may be renewed or extended, Tenant shall, and may peacefully have, hold and enjoy the quiet enjoyment of the Premises, providing the Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained, subject only to the matters set forth in Articles III and XXX hereof.

P.   Except   with  regard to  requests for consent or approval  that   require
Landlord to make a determination of the aesthetics of certain signage, alterations or other things that would be visible form outside the Premises (on multi-tenant floors) or Building or to assume certain risks, including, without limitation, the risk that a certain alteration, addition and/or improvement could adversely affect the mechanical systems or structure of the Building or require excess removal costs, Landlord agrees to act reasonably in granting its approval or disapproval of any requests by Tenant for the consent or approval of Landlord.
                                       38

XXXVII. Entire Agreement.

This Lease Agreement, including the following Exhibits:

Exhibit A - Outline and Location of 14th Floor Premises

Exhibit A-l- Outline and Location of 15th Floor Premises

Exhibit B - Rules and Regulations

Exhibit C - Additional Terms and Conditions

Exhibit D - Assignment and Assumption of Lease

Exhibit E - Performance Specifications

Exhibit F - Cleaning Specifications

Exhibit G-1 - Form of Consent to Sublease

Exhibit G-2 - Form of Consent to Assignment

Exhibit H - Location of windows to be replaced

Exhibit I - Location of Tenant's reserved parking spaces

Exhibit J - Letter from ZML-301 Tresser Limited Partnership

constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease and supersedes all prior agreements and understandings between the parties related to the Premises, including all lease proposals, letters of intent and similar documents. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, ALL OF WHICH ARE HEREBY WAIVED BY TENANT, AND THAT THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.


WITNESS/ATTEST:                         LANDLORD:  ZML  -  FOUR STAMFORD
                                        PLAZA LIMITED PARTNERSHIP
/s/ Gerard P. Hallock
---------------------------
Name (print) Gerard P. Hallock          BY: EQUITY OFFICE HOLDINGS, L.L.C.
                                        a Delaware limited liability company, as
                                        agent
/s/ Geoffrey F. Fay                     By: /s/ Michael Sheinkop
----------------------------            -------------------------------------
Name (print) Geoffrey F. Fay            Name:  Michael Sheinkop
                                        Title:   Senior Vice President
                                                 Asset Management
                                        Date:  March 29, 1996


WITNESS/ATTEST:                         TENANT: CHARTWELL RE
                                        CORPORATION,  a Delaware Corporation

/s/ Gerard P. Hallock                   By:  /s/ Richard E. Cole
-----------------------------           ------------------------------------
Name (print) Gerard P. Hallock          Name:  Richard E. Cole
                                        Title:  Chairman and CEO
/s/ Geoffrey F. Fay
------------------------------          Date:  March 29, 1996
Name (print) Geoffrey F. Fay